UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 2, 2023

CNA FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-5823	36-6169860
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

151 N. Franklin St., Chicago, Illinois	60606
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code     (312) 822-5000

NOT APPLICABLE

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $2.50 per share	“CNA”	New York Stock Exchange Chicago Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On August 2, 2023, the registrant entered into an underwriting agreement (“Underwriting Agreement”) with BofA Securities, Inc. and Wells Fargo Securities, LLC, as underwriters, relating to the offer and sale of an additional $100,000,000 aggregate principal amount of the registrant’s 5.500% notes due 2033 (the “Notes”). The Notes constitute a further issuance of, and will form a single series with, the registrant’s 5.500% notes due 2033, of which $400,000,000 aggregate principal amount was issued on May 22, 2023. The Notes are being offered and sold pursuant to the registrant’s effective shelf registration statement on Form S-3 (File No. 333-262821) and prospectus supplement, dated August 2, 2023. The sale of the Notes is expected to close on August 4, 2023, subject to customary closing conditions.

The foregoing descriptions of the Underwriting Agreement and the Notes are qualified in their entirety by reference to the complete terms and conditions of the Underwriting Agreement and the form of the Notes, which are attached hereto as Exhibits 1.1 and 4.1, respectively, and incorporated herein by reference. A copy of the opinion and consent of Stathy Darcy, Senior Vice President, Deputy General Counsel and Secretary of the registrant, relating to the legality of the Notes to be issued and sold in the offering is filed as Exhibit 5.1 hereto.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits:

See Exhibit Index.

EXHIBIT INDEX
Exhibit No.	Description
1.1	Underwriting Agreement, dated August 2, 2023, between CNA Financial Corporation and BofA Securities, Inc. and Wells Fargo Securities, LLC.
4.1	Form of 5.500% Note due 2033.
5.1	Opinion of Stathy Darcy, Esq.
23.1	Consent of Stathy Darcy, Esq. (included as part of Exhibit 5.1).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNA Financial Corporation (Registrant)

Date: August 4, 2023	By	/s/ Scott R. Lindquist
(Signature)

		Name:	Scott R. Lindquist
		Title:	Executive Vice President Chief Financial Officer